SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: April 25, 2012

SANOMEDICS INTERNATIONAL HOLDINGS, INC.
[Missing Graphic Reference]
 (Exact name of Registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

80 SW 8th Street, Suite 2180 Miami, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 433-7814
Registrant's telephone number, including area code

[Missing Graphic Reference]
(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2012, the Board of Directors of Sanomedics International Holdings, Inc. (the “Company”) reported that it had accepted the resignation of Charlie Alvarez from its Board of Directors.

Mr. Alvarez resigned due to time constraints and had no disagreements with the Management of the Company or with its independent accountants.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.
99.1	Resignation letter of Mr. Alvarez dated April 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics International Holdings, Inc.
(Registrant)

Date: April 27, 2012	By:	/s/ Keith Houlihan
Keith Houlihan
President

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